UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017 (March 27, 2017)

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2017, AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Surplus Insurance Company and AXIS Reinsurance Company (the “Companies”) amended their existing $500 million secured letter of credit facility with Citibank Europe plc (the “$500 Million Facility”) to include an additional $250 million secured letter of credit capacity pursuant to a Committed Facility Letter and an amendment to the Master Agreement among the Companies and Citibank Europe plc dated May 14, 2010 (the “$250 Million Facility”). The $250 Million Facility expires March 31, 2018 for letters of credit with a tenor not to extend beyond March 31, 2019. The terms and conditions of the $500 Million Facility remain unchanged. The Companies are subsidiaries of AXIS Capital Holdings Limited, a Bermuda company. Under the terms of the $250 Million Facility, the additional secured letter of credit capacity may be used by the Companies to issue letters of credit, which will be principally utilized to support reinsurance obligations in the United States and elsewhere.

The description of the $250 Million Facility contained herein is qualified in its entirety by reference to the Committed Facility Letter and Amendment to the Master Agreement which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Document

10.1	Committed Facility Letter dated March 27, 2017, by and among AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Reinsurance Company, AXIS Surplus Insurance Company and Citibank Europe plc.

10.2	Amendment to Master Agreement dated March 27, 2017, by and among AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Reinsurance Company, AXIS Surplus Insurance Company and Citibank Europe plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2017

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad D. Brooks
Conrad D. Brooks General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Committed Facility Letter dated March 27, 2017, by and among AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Reinsurance Company, AXIS Surplus Insurance Company and Citibank Europe plc.

10.2	Amendment to Master Agreement dated March 27, 2017, by and among AXIS Specialty Limited, AXIS Re SE, AXIS Specialty Europe SE, AXIS Insurance Company, AXIS Reinsurance Company, AXIS Surplus Insurance Company and Citibank Europe plc.